Exhibit 21.1



                                  Subsidiaries



                SUBSIDIARIES                   JURISDICTION OF  INCORPORATION
          --------------------------         ----------------------------------

                Montespan SAS                            France


































G:\Poseidis\SB-2\Exhibits\Exhibit 21.doc